UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023
_____________________________________

SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on October 26, 2022, SelectQuote, Inc. (the “Company”) received a letter from the New York Stock Exchange (the “Exchange” or “NYSE”) on October 20, 2022 indicating the Company was no longer in compliance with the Exchange’s continued listing standards, as the average share price of the Company’s common stock over a consecutive 30 trading-day period had fallen below $1.00.

On March 2, 2023, the Company issued a press release announcing that, on March 1, 2023, the Company received notice from the NYSE that the Company has cured the stock price deficiency and regained compliance with the Exchange’s minimum stock price requirement, as the share price and 30 trading-day average share price of the Company’s common stock had risen above $1.00 as of February 28, 2023.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the reverse stock split proposal to be submitted to the Company’s stockholders at its special meeting on March 2, 2023 (the “Reverse Stock Split Proposal”). As detailed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2023 (the “Proxy Statement”), the Reverse Stock Split proposal seeks to authorize the Company’s Board of Directors (the “Board”) to adopt an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a future date if the Board determines the reverse stock split to be in the best interest of the Company and its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Reverse Split Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Split Proposal. Stockholders and other interested persons are urged to read the Proxy Statement and all other relevant documents filed with the SEC, as such documents contain important information about the Company and the Reverse Split Proposal. The Proxy Statement and other relevant documents are available free of charge at the SEC’s website, www.sec.gov, or via the Company’s website, www.selectquote.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: March 2, 2023	By:	/s/ Daniel A. Boulware
	Name:	Daniel A. Boulware
	Title:	General Counsel and Secretary